SUPPLEMENT DATED OCTOBER 5, 2017

TO THE SUMMARY PROSPECTUS FOR PACIFIC SELECT FUND –

INFLATION STRATEGY PORTFOLIO CLASS I AND P SHARES

DATED MAY 1, 2017

This supplement revises the Inflation Strategy Portfolio summary prospectus dated May 1, 2017 (the “Prospectus”), and must be preceded or accompanied by the Prospectus. The changes within this supplement are effective November 1, 2017. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

Pursuant to approval by the Fund’s board of trustees, including a majority of the independent trustees, at a meeting held on June 21, 2017, Barings LLC (“Barings”) will become the sub-adviser of the Inflation Strategy Portfolio effective November 1, 2017, replacing Western Asset Management Company. In order to facilitate this change, a portion of the Fund’s holdings may be sold and new investments purchased in accordance with recommendations by Barings. PLFA, the investment adviser to the Fund, may begin this transitioning prior to November 1, 2017. In connection with the sub-adviser change, certain expenses, principal investment strategies and principal risks of the Fund will change as described below.

The Annual Fund Operating Expenses section and the Examples table will be deleted and replaced with the following:

Annual Fund Operating Expenses1 (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management Fee	0.39%	0.39%
Service Fee	0.20%	0.00%
Other Expenses	0.58%	0.58%
Interest Expense	0.53%	0.53%
All Other Expenses	0.05%	0.05%
Total Annual Fund Operating Expenses	1.17%	0.97%

[1]	The expense information has been restated to reflect current expenses, including estimated interest expense.

Your expenses (in dollars) if you sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class I	$119	$372	$644	$1,420
Class P	$99	$309	$536	$1,190

The disclosure in the Principal Investment Strategies subsection will be deleted and replaced with the following:

This Fund invests its assets in debt securities. Normally, the Fund focuses on investment in or exposure to inflation-indexed bonds of various maturities issued by the U.S. and non-U.S. governments or their agencies, such as U.S. Treasury Inflation Protected Securities (“TIPS”). It is expected that the amount invested in or exposed to inflation-indexed bonds (either through cash market purchases, forward commitments or derivative instruments) normally will be equivalent to at least 80% of the Fund’s net assets. Inflation-indexed bonds are debt securities whose principal value or coupon payments are periodically adjusted according to an inflation index. If the index measuring inflation falls, the principal value of inflation-indexed bonds and/or interest payable on such bonds tends to fall.

The Fund may also invest in other income-producing securities consistent with the Fund’s investment goal, including, but not limited to, corporate bonds and notes and mortgage-related and asset-backed securities, other types of U.S. and non-U.S. government or agency debt instruments, and money market instruments, that are rated investment grade at the time of purchase (or, if unrated, determined to be of comparable quality by the sub-adviser). The Fund intends to maintain a dollar-weighted average credit quality of A or better (determined on the basis of the highest credit rating of the Fund’s investments at the time of their purchase or, if unrated, determined to be of comparable quality by the sub-adviser). The Fund may invest up to 15% of its total assets in securities that are not denominated in U.S. dollars. The Fund will seek to earn additional income by entering into reverse repurchase agreement transactions, and investing the proceeds of those transactions in additional securities of the nature described in this paragraph.

The Fund typically expects to invest in forward commitments on inflation-indexed bonds to gain exposure to the inflation-linked market. The Fund may purchase and sell futures contracts to adjust interest rate exposure and/or as a substitute for the physical security. The Fund may purchase or sell currency futures contracts, currency forwards, or currency options to gain or increase exposure to various currency markets, to shift currency exposure from one country to another, or to hedge against currency fluctuations.

When selecting investments, the sub-adviser:

•	Uses a top-down, macroeconomic view, coupled with a bottom-up perspective driven by rigorous fundamental credit analysis.

•	Uses a team approach to identify investment options, with input received from various sector specialists.

•	Considers the overall dollar-weighted average quality of the Fund.

•	Determines allocations among short, intermediate and long duration securities and among various types of investments.

The sub-adviser may sell a holding due to its deteriorating credit quality or to pursue more attractive investment opportunities.

The following risks will be added to the Principal Risks subsection:

•	Investment in Money Market Funds Risk: The Fund may invest in money market mutual funds (including money market funds with a floating net asset value). Shareholders of the Fund would then bear their proportionate share of Fund expenses and, indirectly, the expenses of the investment companies. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds with a stable net asset value seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in such funds. The share price of money market funds with a floating net asset value might fluctuate, or float, in value and thus it is possible to lose money by investing in such funds.

•	Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related and other asset-backed securities are subject to certain risks. The value of these securities will be influenced by the factors affecting the housing market or the market for the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, these securities may decline in value, become difficult to value, become more volatile and/or become illiquid. These securities are also subject to extension risk, where borrowers or issuers may pay principal later than expected, causing these securities to lengthen in duration and be more volatile in rising interest rate conditions. These securities are also subject to prepayment and call risk, where borrowers or issuers, respectively, may pay principal sooner than expected, causing proceeds to be reinvested at lower prevailing interest rates.

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Reverse Repurchase Agreements Risk: These transactions subject the Fund to counterparty risk. These transactions also subject the Fund to leverage risk because the proceeds raised from the securities sold may be used to purchase other investments for the Fund. The Fund could lose money if the price of the securities sold in a reverse repurchase transaction declines below the pre-agreed-upon repurchase price of the securities.

•	U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. There is risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

In the Management subsection, the section titled “Sub-Adviser” will be deleted and replaced with the following:

Sub-Adviser – Barings LLC. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Ronald E. Desautels, CFA, Managing Director	Since 2017
David L. Nagle, CFA, Managing Director	Since 2017
Douglas M. Trevallion, II, CFA, Managing Director	Since 2017

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